EXHIBIT 21
                            WEATHERFORD ENTERRA, INC.

                           SUBSIDIARIES AND AFFILIATES
                               (DECEMBER 31, 1997)
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
                                                                           JURISDICTION             % OF COMPANY OWNERSHIP
                                NAME                                     OF INCORPORATION             (DIRECT OR INDIRECT)
                                ----                                     ----------------             --------------------
A-1 Bit & Tool Co., B.V .....................................................  Netherlands             100% by W/Eurasia B.V.
Aarbakke Eiendom AS .........................................................  Norway                  100% by Aarbakke
Aarbakke AS  ("Aarbakke") ...................................................  Norway                  100% by W/Norge
Algerian Oilfield Services SPA ..............................................  Algeria                 100% by Oiltools Weatherford
Bit & Tool A-1 S.r.l ........................................................  Italy                   100% by WEMESPA
CanaRoss Limited ............................................................  Russia                  50% by E/Cyprus
CRC-Evans Automatic Welding, Inc.............................................  Texas                   100% by PhlipCo
CRC-Evans Pipeline International (UK) Limited................................  United Kingdom          100% by W/Eurasia Ltd.
CRC-Evans Services Limited ..................................................  United Kingdom          100% by W/Eurasia Ltd.
EMI-Elettro Magnetica Ispezioni Italia S.r.l ................................  Italy                   100% by WEMESPA
Enterra (Thailand) Ltd. .....................................................  Thailand                100% by Weatherford Enterra,
                                                                                                       Inc. ("WEI")
Enterra (U.K.) Limited ......................................................  United Kingdom          100% by OFRH
Enterra Compression Company ("E/Compression") ...............................  Delaware                100% by PhlipCo
Enterra Compression Investment Company ("E/Investment") .....................  Delaware                100% by E/Compression
Enterra Corporation .........................................................  Nevada                  100% by WEI
Enterra Cyprus Limited ("E/Cyprus") .........................................  Cyprus                  100% by W/Canada
Enterra International Limited ...............................................  United Kingdom          100% by OFRH
Enterra Norway AS............................................................  Norway                  100% by WEI
Enterra Oil Field Services, Ltd. ("EOFS") ...................................  Bermuda                 100% by WUSI
Enterra Oilfield Rentals (Malaysia) Sdn. Bhd ................................  Malaysia                100% by WAPP
Enterra Oilfield Rentals Limited ("EORL") ...................................  Hong Kong               100% by WEI
Enterra Oilfield Rentals Pty. Ltd. ..........................................  Australia               100% by WLI
Enterra Patco Oilfield Products Incorporated ................................  Texas                   100% by WEI
Enterra Petroleum Equipment Group (UK) Ltd. .................................  United Kingdom          100% by W/Eurasia Ltd.
Enterra Quality Drilling Tools Pte. Ltd. ....................................  Singapore               100% by WAPP
Enterra Rental and Fishing Company ..........................................  Delaware                100% by WUSI
European Material Inspection (EMI) B.V ......................................  Netherlands             100% by W/Eurasia B.V.
Homco Oilfield Services Limited .............................................  United Kingdom          100% by W/Eurasia Ltd.
Keltic Oil Tools Limited ....................................................  United Kingdom          100% by OFRH
McMurry-Macco, Inc...........................................................  Delaware                100% by WEI
Nodeco A/S  ("Nodeco") ......................................................  Norway                  100% by W/Norge
Nodeco Ltd. .................................................................  United Kindgom          100% by W/Eurasia Ltd.
Offshore Pipeline Services Limited ..........................................  United Kingdom          45% by W/Eurasia Ltd.
Oil Field Rental Holdings Limited ("OFRH") ..................................  United Kingdom          100% by W/Eurasia Ltd.
Oiltools Weatherford Limited ("Oiltools Weatherford") .......................  British Virgin Islands  50% by WLI
PETCO Fishing & Rental Tools (U.K.) Ltd. ....................................  United Kingdom          100% by W/Eurasia Ltd.
PhlipCo., Inc. ("PhlipCo")) .................................................  Delaware                100% by WEI
ServiciosTec LDC ............................................................  Cayman Islands          99% by EOFS & 1% EORL
Subsurface Technology AS ....................................................  Norway                  51% by Nodeco
Technical Oil Services Limited ..............................................  British Virgin Islands  100% by EOFS
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
                                                                        JURISDICTION         % OF COMPANY OWNERSHIP
                                NAME                                   OF INCORPORATION       (DIRECT OR INDIRECT)
                                ----                                   ----------------       --------------------

WEUS Holding, Inc. ("WEUS Holding")....................................  Delaware                100% by WUSI
WI Products and Equipment, Inc. .......................................  Cayman Islands          100% by WLI
WII Rental Company ....................................................  Delaware                100% by WLI
Weatherford Abu Dhabi, Limited ("W/Abu Dhabi") ........................  Cayman Islands          100% by WLI
Weatherford/Al-Rushaid Ltd. ...........................................  Saudi Arabia            49% by WOPL
Weatherford Asia Pacific Pte. Ltd ("WAPP").............................  Singapore               97% by WINC & 3% by WLI
Weatherford Australia Pty. Limited ....................................  Australia               100% by WLI
Weatherford/Bin Hamoodah ..............................................  Abu Dhabi, UAE          49% by W/Abu Dhabi
Weatherford East Europe Service GmbH ..................................  Germany                 100% by W/Holding
Weatherford Canada Ltd. ("W/Canada") ..................................  Canada                  85.68% by WLI & 14.32% by PhlipCo
Weatherford Colombia Limited ..........................................  British Virgin Islands  99% by EOFS & 1% EORL
Weatherford Enterra Compression Company, L.P. .........................  Delaware                99% by E/Investment &
                                                                                                 1% by E/Compression
Weatherford Enterra S.A. ..............................................  Argentina               100% by WLI
Weatherford Enterra U.S., Limited Partnership .........................  Louisiana               99% by WEUS Holding, &
                                                                                                 1% by WUSI
Weatherford Espana, S.A ...............................................  Spain                   100% by W/Holding
Weatherford Eurasia B.V. ("W/Eurasia B.V.") ...........................  Netherlands             100% by WLI
Weatherford Eurasia Ltd. ("W/Eurasia Ltd.") ...........................  United Kingdom          99.9% by WLI & .1% by WEI
Weatherford Foreign Sales Corporation .................................  Barbados                100% by WEI
Weatherford France, S.A ...............................................  France                  100% by WEI
Weatherford Hoevelaken B.V.............................................  Netherlands             100% by PhlipCo
Weatherford Holding GmbH ("W/Holding") ................................  Germany                 100% by WLI
Weatherford de Mexico S.A. de C.V......................................  Mexico                  99% WLI & 1% WUSI
Weatherford, Inc. ("WINC").............................................  Panama                  100% by WLI
Weatherford International, Inc. .......................................  Delaware                100% by W/Canada
Weatherford Ireland Limited ...........................................  Ireland                 50% by W/U.K. & 50% by WLI
Weatherford/Lamb, Inc. ("WLI") ........................................  Delaware                100% by WEI
Weatherford Latin America, Inc. .......................................  Panama                  100% by WLI
Weatherford (Malaysia) Sdn. Bhd .......................................  Malaysia                40% by WLI
Weatherford Mediterranea S.p.A. ("WEMESPA") ...........................  Italy                   100% by W/Eurasia B.V.
Weatherford Nigeria Ltd. ..............................................  Nigeria                 60% by WLI
Weatherford Norge A/S ("W/Norge") .....................................  Norway                  100% by W/Eurasia B.V.
Weatherford Oil Tool Ges.m.b.H ........................................  Austria                 95% by WLI & 5% by WEI
Weatherford Oil Tool GmbH .............................................  Germany                 100% by W/Holding
Weatherford Oil Tool Middle East Limited ..............................  British Virgin Islands  100% by WLI
Weatherford Oil Tool Nederland B.V ....................................  Netherlands             100% by W/Eurasia B.V.
Weatherford Oil Tool (Private) Limited ................................  Singapore               100% by WLI
Weatherford Overseas Products, Limited ("WOPL") .......................  Cayman Islands          100% by WLI
Weatherford Overseas Services, Limited ("WOSL") .......................  Cayman Islands          100% by WLI
Weatherford QAF (B) Sdn. Bhd ..........................................  Brunei                  50% by WLI
Weatherford (Saudi Arabia), Ltd. ......................................  Saudi Arabia            49% by WOSL
Weatherford Services, S.A .............................................  Panama                  100% by W/Holding
Weatherford (U.K.) Limited ("W/U.K.")..................................  United Kingdom          100% by W/Eurasia Ltd.
Weatherford U.S., Inc. ("WUSI") .......................................  Delaware                100% by PhlipCo
Weatherford Venezuela, S.A.............................................  Venezuela               100% by WLI
World Wide Leasing LDC ................................................  Cayman Islands          99% by EOFS & 1% by EORL
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